Exhibit 32.1
CERTIFICATION PURSUANT TO SECURITIES EXCHANGE ACT OF 1934
RULE 13a-14(b) OR 15d-14(b) AND
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the quarterly report of Kolorfusion International, Inc. (the “Company”) on Form 10-QSB for quarter ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Stephen Nagel, President and Chief Executive Officer of the Company, certify for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code, that:
1.	the Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and

2.	the information contained in the Quarterly Report fairly presents, in all material respect, the financial condition and results of operations of the Company.

Dated: February 11, 2008	By:	/s/ Stephen Nagel
President and Chief Financial Officer